Exhibit (10) (cc)

                                                                  EXECUTION COPY
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                          AMENDMENT TO LETTER AGREEMENT

THIS IS AN AMENDMENT TO LETTER AGREEMENT (the "Amendment Agreement"), dated as
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of May 1, 2003, between West Pharmaceutical Services, Inc., a Pennsylvania corporation, (the "Company") and Robert S. Hargesheimer ("Executive").
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                                   BACKGROUND

The Company and Executive are parties to a letter agreement dated December 7, 1999 (the "1999 Agreement"), a copy of which is attached to this Agreement as
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Exhibit "A". Under the Severance Agreement, the Executive is eligible to receive severance compensation and certain other benefits in the event his employment is terminated by the Company other than for cause or by reason of death, disability or retirement pursuant to the Company's Retirement Plan, all as specified in
Section 2 thereof.

The Company and Executive has determined to offer Executive with certain enhanced severance compensation and benefits in the event Executive's employment is terminated following a "Change in Control" of the Company, as such term is defined in that certain Change-in-Control Agreement, of even date herewith, between the Company and Executive (the "Change-in-Control Agreement").
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The Company and Executive have agreed to modify the 1999 Agreement to clarify that he will continue to receive the benefits specified therein, but only in the event that his employment is terminated under circumstances where he is not also entitled to benefits under the Change-in-Control Agreement, and to make certain other amendments to the 1999 Agreement.

                                    AGREEMENT

In consideration of the foregoing, the Company and Executive, each intending to be legally bound hereby, agree as follows:

1. AMENDMENT OF SECTION 1. Section 1 of the 1999 Agreement is hereby amended to read in its entirety as follows:

          "TERMINATION OF EMPLOYMENT. You will be entitled to the benefits
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          specified in Section 2 if your employment by the Company is terminated by the Company, other than for cause or by reason of death, disability, or retirement pursuant to the Company's Employees' Retirement Plan (or any successor pension plant thereto) (the "Retirement Plan"); provided, however, that you will not be entitled to the benefits specified in Section 2 if:

               a) your employment terminates for any other reasons, including, without limitation, your voluntary resignation, or

               b) during the term of your employment or at any time thereafter, you engage in any activity specified in Section 3 hereof; or

               c) you are entitled to receive the severance and other benefits specified in Section 3 of the Change-in-Control Agreement."

2. AMENDMENT OF SECTION 4 B) I). Section 4 b) i) of the 1999 Agreement is hereby amended to read in its entirety as follows:

          "The "Company's Business" means: (i) the manufacture and sale of
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          stoppers, closures, containers, medical device components and assemblies made from elastomers, metal and plastic for the health-care and consumer-products industries; (ii) the clinical trial business carried on by the Company's GFI Research Center; (iii) the development of proprietary drug-delivery technologies that provide optimized therapeutic effects for challenging drug molecules, such as peptides and proteins, carbohydrates, oligonucleotides, as well as systems for vaccines, gene therapy and diagnostic applications; and (iv) any other business conducted by the Company or any of its subsidiaries or Affiliates during the term of this Agreement and in which you have been actively involved."

3. AMENDMENT OF SECTION 4 A). Section 4 a) of the 1999 Agreement is hereby amended by adding a Schedule "A," attached to this Agreement, and a new clause iv) thereto, which shall read as follows:

          "(iv) for the avoidance of doubt, Executive agrees that the phrase
                "Person engaged in competition with the Company's Business" as used in this Section includes, without limitation, the companies listed on Exhibit "A" to this Agreement."

4.   OTHER TERMS.

     (a)  Confirmation of 1999 Agreement. Except as otherwise set forth in this
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          Amendment Agreement, the 1999 Agreement shall remain in full force and effect in accordance with its terms

     (b)  Applicable Law. This Amendment Agreement shall be construed under and
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          enforced in accordance with the laws of the commonwealth of
          Pennsylvania, without regard to its conflicts-of-laws principles.

     (c)  Headings. The headings or titles of Sections appearing in this
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          Amendment Agreement are provided for convenience and are not to be used in construing this Amendment Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

                                      West Pharmaceutical Services, Inc.



    /s/ Robert S. Hargesheimer        By: /s/ Donald E. Morel, Jr., Ph.D.
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    Robert S. Hargesheimer                Donald E. Morel, Jr., Ph.D., Chairman
                                          of the Board, President and CEO

                                                                    SCHEDULE "A"
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       LIST OF PERSONS ENGAGED IN COMPETITION WITH THE COMPANY'S BUSINESS
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             3-M Drug Delivery Systems Division
             Aerogen, Inc.
             Alcoa, Inc.
             Alkermes, Inc.
             Alcan, Inc
             ALZA Corporation (subsidiary of Johnson & Johnson)
             American Stelmi Corp. (division of Stelmi, SA)
             Andrx Corporation
             Antares Pharma, Inc. (f/k/a Medi-Ject)
             Aradigm Corporation
             Bentley Pharmaceuticals, Inc.
             Blackhawk/Nepco
             The Bespak Group
             Biovail Corporation
             Cardinal Health, Inc.
             CIMA Labs, Inc.
             Comar, Inc.
             Elan Corporation, Plc
             Elite Pharmaceuticals, Inc.
             Emisphere Technologies, Inc.
             Ethypharm SA
             Erie Plastics Corp.
             Ferro- Pfanstiehl Laboratories, Inc.
             Flamel Technologies, Inc.
             Focus Inhalation Oy
             Guilford Pharmaceutical, Inc.
             Helvoet Pharma (division of Datwyler Holding)
             Innovative Drug Delivery Systems, Inc.
             In-Site Vision, Inc.
             Kerr Group, Inc.
             Lavipharm Corporation
             Nastech Pharmaceutical Company, Inc.
             Nektar Therapeutics
             Penwest Pharmaceuticals Company
             Phasex Corporation
             Plastech Molding and Fabricating, Inc.
             Rehxam Corporation
             RP Scherer, Inc. (subsidiary of Cardinal Health)
             Rx Kinetix, Inc.
             Sheffield Pharmaceuticals, Inc.
             SkyePharma Plc
             Stelmi S.A.
             Tech Industries, Inc.
             Unigene Laboratories, Inc
             Wheaton Science Products (an Alcan Packaging company)